UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2021 (April 28, 2021)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

In order to support the health and well-being of HCA Healthcare, Inc.’s (the “Company’s”) stockholders, employees and community due to the impact of the COVID-19 pandemic, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 28, 2021 in a virtual meeting format only, via webcast. At the Annual Meeting, a total of 308,314,735 shares of our common stock, out of a total of 336,936,865 shares of common stock outstanding and entitled to vote, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1. The following nine director nominees were elected to the Company’s Board of Directors for a one-year term, or until such director’s respective successor is duly elected and qualified or such director’s earlier death, resignation or removal, as follows:

	For	Against	Abstentions	Broker Non-Votes
Thomas F. Frist III	285,519,060	6,020,841	630,805	16,144,029
Samuel N. Hazen	290,889,075	651,378	630,253	16,144,029
Meg G. Crofton	290,867,743	665,357	637,606	16,144,029
Robert J. Dennis	286,178,869	5,349,768	642,069	16,144,029
Nancy-Ann DeParle	284,708,899	6,825,150	636,657	16,144,029
William R. Frist	290,180,394	1,336,162	654,150	16,144,029
Charles O. Holliday, Jr.	269,231,973	21,611,847	1,326,886	16,144,029
Michael W. Michelson	290,108,255	1,400,530	661,921	16,144,029
Wayne J. Riley, M.D.	286,377,487	5,157,310	635,909	16,144,029

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
289,047,637	18,646,258	620,840	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the Company’s 2021 proxy statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
280,813,046	10,403,853	953,807	16,144,029

4. The stockholder proposal regarding stockholders’ ability to act by written consent as described in the Company’s 2021 proxy statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
65,388,322	225,643,421	1,138,963	16,144,029

5. The stockholder proposal requesting a report on the feasibility of increasing the impact of quality metrics on executive compensation as described in the Company’s 2021 proxy statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
28,463,199	261,741,413	1,966,094	16,144,029

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: May 4, 2021